Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Blackstone Mortgage Trust, Inc. Fourth Quarter and Full Year 2023 Results FEBRUARY 14, 2024

Blackstone |Blackstone Mortgage Trust, Inc. BXMT HIGHLIGHTS Note: The information in this presentation is as of December 31, 2023, unless otherwise stated. Opinions expressed reflect the current opinions of BXMT as of the date appearing in the materials only and are based on BXMT’s opinions of the current market environment, which is subject to change. BXMT’s manager is a subsidiary of Blackstone. (1) Reflects ratio of Distributable Earnings per share to dividends declared per share for the year ended December 31, 2023. See Appendix for a reconciliation to GAAP net income, which covered 58% of the dividend in the same period. 1 ▪ 2023 GAAP EPS of $1.43 and Distributable EPS(a) of $3.05, supporting dividend coverage and book value ▪ Prudent balance sheet management with diversified capital structure, no near-term corporate debt maturities, and substantial liquidity maintained throughout the year ▪ 4Q GAAP EPS of $(0.01) and Distributable EPS(a) of $0.69 Earnings Power Floating rate portfolio generated record earnings in 2023 Balance Sheet Strength Well-structured, match-funded liabilities with substantial liquidity Credit Performance High-quality collateral drove loan performance and repayment activity $3.05 2023 Distributable EPS(a) $1.7B year-end liquidity $3.8B 2023 repayments 123% 2023 dividend coverage(1) $0 corporate debt maturities until 2026 93% performing loans(b)

Blackstone |Blackstone Mortgage Trust, Inc. FOURTH QUARTER AND FULL YEAR 2023 RESULTS (1) Represents Distributable Earnings per share in excess of dividends per share declared for the year ended December 31, 2023. See Appendix for reconciliation to GAAP net income, which was $(1.05) per share less than dividends per share declared. (2) Dividend coverage reflects ratio of Distributable Earnings per share to dividends declared per share for the three months ended December 31, 2023. See Appendix for definition and reconciliation to GAAP net loss for the period, which was less than the dividend in the same period. 2 ▪ 4Q GAAP basic loss per share of $(0.01) and Distributable Earnings(a) per share of $0.69; 99.7% of interest income(c) recognized by BXMT was paid current ▪ Book value per share of $25.16; excess Distributable Earnings(1) added $0.57 per share to book value during 2023, partially offsetting impact of reserves ▪ Paid 4Q dividend of $0.62 per share, equating to a 13.7% annualized dividend yield;(d) substantial dividend coverage(2) of 111% in 4Q Earnings ▪ $22.0B portfolio(b) of 178 senior loans, collateralized by institutional quality real estate and diversified across sectors and markets; weighted-average origination LTV of 64%(e) ▪ Collected $0.6B of repayments in Q4 and $3.8B in 2023, reflecting liquidity for collateral assets; $1.0B of 2023 repayments in office (26% of total repayments), including three loans in Q4 ▪ In 2023, borrower rate caps on $14.7B of loans expired, and 93% were replaced with new rate caps or interest guarantees; 97% of BXMT’s performing loans have rate caps (w.a. strike price of 3.3%)(f) or interest guarantees Portfolio ▪ 93% performing portfolio(b) generated record interest income in 2023; multifamily loans are 99.4% performing ▪ Stable weighted-average risk rating of 3.0; includes 19% 4- & 5-risk rated loans (vs. 18% last quarter) ▪ CECL reserves of $592M included in book value; significant reserves established on 5-risk rated loans, implying collateral value decline of over 50% from origination Credit ▪ Stable, match-funded financing structures with no capital markets mark-to-market provisions ▪ Maintained consistently strong liquidity over the year with $1.7B at year-end, while reducing leverage(g) to 3.7x from 3.8x in 2023 ▪ No corporate debt maturities until 2026; net future funding commitments(h) of $1.2B are spread over a weighted-average term of 2.6 years, and approximately 90% are tied to leasing costs or capital expenditures Capitalization and Liquidity

Blackstone |Blackstone Mortgage Trust, Inc. $2.48 $2.62 $2.87 $3.05 2020 2021 2022 2023 Distributable EPS (a) EARNINGS (1) Reflects change in Distributable Earnings per share for the year ended December 31, 2023 compared to the prior period. See Appendix for reconciliation to GAAP net income, which declined by 2%. (2) Reflects ratio of Distributable Earnings per share to dividends declared per share for the year ended December 31, 2023. See Appendix for a reconciliation to GAAP net income, which covered 58% of the dividend in the same period. 3 ▪ Higher rates drove record Distributable Earnings in 2023, up 6% year over year;(1) GAAP earnings impacted by higher CECL reserves ▪ BXMT has consistently covered its dividend with Distributable Earnings throughout various interest rate environments, including record coverage(2) of 123% in 2023 Earnings Per Share Dividend Coverage(2) GAAP EPS $0.97 $2.77 $1.46 $1.43 GAAP Coverage 39% 112% 59% 58% $2.48 Dividend 100% 106% 116% 123% 2020 2021 2022 2023

Blackstone |Blackstone Mortgage Trust, Inc. EARNINGS (1) Represents Distributable Earnings in excess of dividends declared for the year ended December 31, 2023. See Appendix for reconciliation to GAAP net income, which was $(181)M less than dividends declared. 4 ▪ Strong current income generated by BXMT’s portfolio offset the impact of higher reserves and supported a positive economic return(i) ▪ Book value down 3% year-over-year notwithstanding $250M increase in CECL reserves during the period Economic Return(i) ($ in millions) CECL Reserves ($ in millions) $26.26 $27.64(k) $4,519 $4,796 ($250) $98 $428 12/31/2022 Book Value 2023 CECL Reserves 2023 Excess Earnings 2023 Dividends 12/31/2023 Book Value and Dividends (i) (1) (i)(j) $153 $155 $166 $154 $175 $190 $197 $214 $323 $418$343 $352 $380 $477 $592 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 General Reserves Asset-Specific Reserves 22% of 5-rated loans Per Share

Blackstone |Blackstone Mortgage Trust, Inc. PORTFOLIO 5 ▪ Well-diversified portfolio of 178 senior loans, secured by institutional-quality assets across sectors and markets Collateral Diversification(b)(m) AU, 7% ES, 5% IE, 5% UK, 14% SE, 2% DEU, 1% Geographic Footprint(b)(l) DC, 1% TX, 6% NY, 15% NV, 2% MA, 2% IL, 3% GA, 2% FL, 7% CA, 12% VA, 2% AZ, 2% CO, 2% NC, 1% US Office 27% Non-US Office 9% Multifamily 26% Hospitality 17% Industrial 10% Retail 4% Life Sciences / Studio 2% Other Property 5% Sunbelt 25% Northeast 20% West 13% Midwest 4% Northwest 2% UK 14% Other Europe 15% Australia 7%

Blackstone |Blackstone Mortgage Trust, Inc. Office 30% Hospitality 28% Multifamily 29% Retail 6% Industrial 5% Other Property 2% Office 26% Hospitality 23%Multifamily 19% Retail 9% Industrial 4% Other Property 19% PORTFOLIO 6 ▪ BXMT collected $0.6B of repayments in Q4 and $3.8B throughout 2023, including $1.0B of office repayments ▪ Repayments have consistently exceeded fundings on the existing portfolio; future fundings have remained predictable and limited over time Repayment Activity Repayments and Fundings Under Existing Loans(n) ($ in billions) $2.0 $7.2 $3.7 $3.8 $1.1 $1.4 $2.0 $1.6 2020 2021 2022 2023 Repayments Fundings Under Existing Loans $0.6B Q4 2023 repayments $3.8B 2023 repayments

Blackstone |Blackstone Mortgage Trust, Inc. CREDIT 7 ▪ BXMT’s loan portfolio has demonstrated resilience through market volatility and rapidly increasing interest rates over the course of the year, resulting in 93% performance(b) at year-end ▪ Stable weighted-average risk rating of 3.0 as most assets continue to demonstrate positive business plan performance, offsetting a limited number of more challenged assets Performing Portfolio(b) Weighted-Average Risk Rating(b) 97% 97% 96% 95% 93% 3.88% 4.62% 5.04% 5.30% 5.34% 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 % Performing Average 1M SOFR 22% loans repaid or upgraded in 2023(b)(o) 2.9 2.9 2.9 2.9 3.0 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 1 2 3 4 5 Weighted-Average Risk Rating 15% loans downgraded in 2023(b)(o)

Blackstone |Blackstone Mortgage Trust, Inc. CAPITALIZATION 8 ▪ During the year, BXMT reduced leverage and grew liquidity to $1.7B at year-end, a near record level ▪ Well-structured balance sheet positioned to withstand volatility, with no capital markets mark-to-market provisions, limited credit mark-to-market, and no corporate debt maturities until 2026 Debt to Equity & Liquidity ($ in billions) Corporate Debt Maturities(r) ($ in millions) 3.5x 3.2x 3.8x 3.7x $1.6 $1.7 12/31/2022 12/31/2023 Debt-to-Equity Ratio Debt-to-Equity Ratio, adj. Liquidity (g) (q) (p) $1,303 $772 $300 $366 2024 2025 2026 2027 2028 2029 Term Loan B Convertible Notes Senior Secured Notes

Blackstone |Blackstone Mortgage Trust, Inc. I. Appendix 9

APPENDIX

Portfolio Details

($ in millions)

	Loan Type	Origination Date(s)	Total Loan(t)	Principal Balance(t)	Net Book Value	Cash Coupon(u)	All-in Yield(u)	Maximum Maturity(v)	Location	Property Type	Loan Per sf/ Unit/Key	Origination LTV(s)
Loan 1	Senior Loan	4/9/2018	$1,487	$1,156	$1,155	+4.29%	+4.60%	6/9/2025	New York	Office	$408/sf	48%
Loan 2	Senior Loan	8/14/2019	1,086	1,000	996	+3.03%	+3.78%	12/23/2024	Dublin - IE	Mixed-Use	$332/sf	74%
Loan 3	Senior Loan	6/24/2022	901	901	895	+4.75%	+5.07%	6/21/2029	Diversified - AU	Hospitality	$410/sf	59%
Loan 4	Senior Loan	3/22/2018	612	612	611	+3.25%	+3.31%	3/15/2026	Diversified - Spain	Mixed-Use	N/A	71%
Loan 5	Senior Loan(t)	8/7/2019	571	571	116	+3.22%	+3.46%	9/9/2025	Los Angeles	Office	$712/sf	59%
Loan 6	Senior Loan	3/30/2021	477	477	474	+3.20%	+3.41%	5/15/2026	Diversified - SE	Industrial	$91/sf	76%
Loan 7	Senior Loan	7/23/2021	480	462	459	+3.60%	+4.04%	8/9/2027	New York	Multi	$619,756/unit	58%
Loan 8	Senior Loan(t)	11/22/2019	470	385	77	+3.78%	+4.13%	12/9/2025	Los Angeles	Office	$705/sf	69%
Loan 9	Senior Loan	12/9/2021	385	368	367	+2.76%	+3.00%	12/9/2026	New York	Mixed-Use	$127/sf	50%
Loan 10	Senior Loan	9/23/2019	386	361	361	+3.00%	+3.27%	8/16/2024	Diversified - Spain	Hospitality	$128,685/key	62%
Loan 11	Senior Loan	4/11/2018	345	338	338	+2.25%	+2.28%	5/1/2025	New York	Office	$429/sf	71%
Loan 12	Senior Loan	10/25/2021	307	307	306	+4.00%	+4.32%	10/25/2024	Diversified - AU	Hospitality	$151,079/key	56%
Loan 13	Senior Loan	7/15/2021	316	304	301	+4.25%	+4.75%	7/16/2026	Diversified - EUR	Hospitality	$232,169/key	53%
Loan 14	Senior Loan	5/6/2022	303	303	301	+3.50%	+3.79%	5/6/2027	Diversified - UK	Industrial	$96/sf	53%
Loan 15	Senior Loan	2/27/2020	303	302	302	+2.70%	+2.94%	3/9/2025	New York	Multi	$795,074/unit	59%
Loans 16 – 178	Senior Loans(t)	Various	19,354	17,124	16,728	+3.18%	+3.50%	Various	Various	Various	Various	65%
CECL reserve					(577)							
Total/Wtd. avg.			**$27,783**	**$24,971**	**$23,210**	**+3.31%**	**+3.66%**	**2.4 yrs**				**64%**

Blackstone Mortgage Trust, Inc.

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Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 11 Consolidated Balance Sheets ($ in thousands, except per share data) December 31, 2023 December 31, 2022 Assets Cash and cash equivalents $350,014 $291,340 Loans receivable 23,787,012 25,017,880 Current expected credit loss reserve (576,936) (326,137) Loans receivable, net $23,210,076 $24,691,743 Other assets 476,088 370,902 Total assets $24,036,178 $25,353,985 Liabilities and equity Secured debt, net $12,683,095 $13,528,164 Securitized debt obligations, net 2,505,417 2,664,010 Asset-specific debt, net 1,000,210 942,503 Loan participations sold, net 337,179 224,232 Term loans, net 2,101,632 2,114,549 Senior secured notes, net 362,763 395,166 Convertible notes, net 295,847 514,257 Other liabilities 362,531 426,904 Total liabilities $19,648,674 $20,809,785 Commitments and contingencies ⚊ ⚊ Equity Class A common stock, $0.01 par value $1,732 $1,717 Additional paid-in capital 5,507,459 5,475,804 Accumulated other comprehensive income 9,454 10,022 Accumulated deficit (1,150,934) (968,749) Total Blackstone Mortgage Trust, Inc. stockholders' equity $4,367,711 $4,518,794 Non-controlling interests 19,793 25,406 Total equity $4,387,504 $4,544,200 Total liabilities and equity $24,036,178 $25,353,985

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 12 Consolidated Statements of Operations ($ in thousands, except per share data) Three Months Ended December 31, Twelve Months Ended December 31, 2023 2022 2023 2022 Income from loans and other investments Interest and related income $505,003 $462,278 $2,037,621 $1,338,954 Less: Interest and related expenses 351,238 271,196 1,366,956 710,904 Income from loans and other investments, net $153,765 $191,082 $670,665 $628,050 Other expenses Management and incentive fees $26,342 $33,830 $119,089 $110,292 General and administrative expenses 13,254 14,492 51,143 52,193 Total other expenses $39,596 $48,322 $170,232 $162,485 Increase in current expected credit loss reserve (115,261) (188,811) (249,790) (211,505) Gain on extinguishment of debt 75 ⚊ 4,616 ⚊ (Loss) Income before income taxes ($1,017) ($46,051) $255,259 $254,060 Income tax provision 698 938 5,362 3,003 Net (loss) income ($1,715) ($46,989) $249,897 $251,057 Net income attributable to non-controlling interests (661) (551) (3,342) (2,415) Net income attributable to Blackstone Mortgage Trust, Inc. ($2,376) ($47,540) $246,555 $248,642 Per share information (basic) Net income per share of common stock, basic and diluted ($0.01) ($0.28) $1.43 $1.46 Weighted-average shares of common stock outstanding, basic 172,824,083 171,604,533 172,672,038 170,631,410

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 13 Quarterly Per Share Calculations (in thousands, except per share data) Three Months Ended December 31, 2023 Three Months Ended September 30, 2023 Distributable Earnings Reconciliation Net (loss) income(w) ($2,376) $29,524 Increase in current expected credit loss reserve 115,261 96,900 Non-cash compensation expense 7,729 7,610 Realized hedging and foreign currency (loss) gain, net(x) (1,557) 32 Adjustments attributable to non-controlling interests, net (83) 118 Other items 8 ⚊ Distributable Earnings $118,982 $134,184 Weighted-average shares outstanding, basic(y) 172,824 172,648 Distributable Earnings per share, basic $0.69 $0.78 December 31, 2023 September 30, 2023 Book Value per Share Stockholders' equity $4,367,711 $4,470,870 Shares Class A common stock 173,210 172,296 Deferred stock units 359 349 Total outstanding 173,569 172,645 Book value per share $25.16 $25.90 Three Months Ended December 31, 2023 Three Months Ended September 30, 2023 Earnings per Share Net (loss) income(w) ($2,376) $29,524 Weighted-average shares outstanding, basic 172,824 172,648 Per share amount, basic ($0.01) $0.17 Diluted earnings ($2,376) $29,524 Weighted-average shares outstanding, diluted 172,824 172,648 Per share amount, diluted ($0.01) $0.17

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 14 Reconciliation of Net Income to Distributable Earnings (in thousands, except per share data) Twelve Months Ended December 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Net income(w) $246,555 $248,642 $419,193 $137,670 Charge-offs of current expected credit loss reserve(z) ⚊ ⚊ (14,427) ⚊ Increase (decrease) in current expected credit loss reserve 249,790 211,505 (39,864) 167,653 Non-cash compensation expense 30,655 33,414 31,647 34,532 Realized hedging and foreign currency (loss) gain, net(x) (766) (3,239) (521) 10,852 Adjustments attributable to non-controlling interests, net (35) (361) 132 (204) Other items 71 (131) 561 1,487 Distributable Earnings $526,270 $489,830 $396,721 $351,990 Weighted-average shares outstanding, basic(y) 172,672 170,631 151,522 141,796 Net income per share, basic $1.43 $1.46 $2.77 $0.97 Distributable Earnings per share, basic $3.05 $2.87 $2.62 $2.48

Blackstone |Blackstone Mortgage Trust, Inc. APPENDIX 15 Reconciliation of Adjusted Equity ($ in thousands) December 31, 2023 December 31, 2022 Total equity $4,387,504 $4,544,200 Add back: aggregate CECL reserve 592,307 342,517 Adjusted Equity $4,979,811 $4,886,717

Blackstone |Blackstone Mortgage Trust, Inc. DEFINITIONS 16 Distributable Earnings: Blackstone Mortgage Trust, Inc. (“BXMT”) discloses Distributable Earnings in this presentation. Distributable Earnings is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Distributable Earnings is a non-GAAP measure, which is defined as GAAP net income (loss), including realized gains and losses not otherwise recognized in current period GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) unrealized gains (losses), and (iv) certain non-cash items. Distributable Earnings may also be adjusted from time to time to exclude one-time events pursuant to changes in GAAP and certain other non-cash charges as determined by BXMT’s manager, subject to approval by a majority of its independent directors. Distributable Earnings mirrors the terms of BXMT’s management agreement between BXMT’s Manager and BXMT, for purposes of calculating its incentive fee expense. BXMT’s CECL reserves have been excluded from Distributable Earnings consistent with other unrealized gains (losses) pursuant to its existing policy for reporting Distributable Earnings. BXMT expects to only recognize such potential credit losses in Distributable Earnings if and when such amounts are realized and deemed non-recoverable upon a realization event. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but realization and non-recoverability may also be concluded if, in BXMT’s determination, it is nearly certain that all amounts due will not be collected. The timing of any such credit loss realization in BXMT’s Distributable Earnings may differ materially from the timing of CECL reserves or charge-offs in BXMT’s consolidated financial statements prepared in accordance with GAAP. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the book value of the asset, and is reflective of its economic experience as it relates to the ultimate realization of the loan. BXMT believes that Distributable Earnings provides meaningful information to consider in addition to net income (loss) and cash flow from operating activities determined in accordance with GAAP. BXMT believes Distributable Earnings is a useful financial metric for existing and potential future holders of its class A common stock as historically, over time, Distributable Earnings has been a strong indicator of its dividends per share. As a REIT, BXMT generally must distribute annually at least 90% of its net taxable income, subject to certain adjustments, and therefore BXMT believes its dividends are one of the principal reasons stockholders may invest in BXMT’s class A common stock. Distributable Earnings helps BXMT to evaluate its performance excluding the effects of certain transactions and GAAP adjustments that BXMT believes are not necessarily indicative of BXMT’s current loan portfolio and operations and is a performance metric BXMT considers when declaring its dividends. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of BXMT’s liquidity, or an indication of funds available for its cash needs. In addition, the methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, BXMT’s reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Adjusted Equity: BXMT discloses Adjusted Equity in this presentation. Adjusted Equity is a financial measure that is calculated and presented on the basis of methodologies other than in accordance with GAAP. Adjusted Equity reflects BXMT’s total equity, excluding the aggregate CECL reserve on loans receivable and unfunded commitments. BXMT believes that Adjusted Equity provides meaningful information to consider in addition to its total equity determined in accordance with GAAP in the context of assessing its debt-to-equity and total leverage ratios. The adjusted debt-to-equity and total leverage ratios are metrics used, in addition to unadjusted debt-to-equity and total leverage ratios, when evaluating BXMT’s capitalization structure, as Adjusted Equity excludes the unrealized impact of BXMT’s CECL reserve, which may vary from quarter-to-quarter as its loan portfolio changes and market and economic conditions evolve. BXMT believes these ratios, and therefore Adjusted Equity, are useful financial metrics for existing and potential future holders of its class A common stock to consider when evaluating how BXMT’s business is capitalized and the relative amount of leverage in its business. Adjusted Equity does not represent BXMT’s total equity and should not be considered as an alternate to GAAP total equity. In addition, BXMT’s methodology for calculating Adjusted Equity may differ from methodologies employed by other companies to calculate the same or similar supplemental measures, and accordingly, BXMT’s reported Adjusted Equity may not be comparable to the Adjusted Equity reported by other companies. Non-Consolidated Senior Interests: Senior interests in loans originated and syndicated to third parties. These non-recourse loan participations, which are excluded from the GAAP balance sheet, constitute additional financing capacity and are included in discussions of the loan portfolio. Net Loan Exposure: Represents loans that are included in BXMT’s consolidated financial statements, net of (i) asset specific debt, (ii) participations sold, (iii) cost-recovery proceeds, and (iv) CECL reserves on its loans receivable. 1M SOFR: Represents 1-Month Term SOFR, which is an interest rate based on the Secured Overnight Financing Rate (SOFR), calculated and published for a 1-month tenor.

Blackstone |Blackstone Mortgage Trust, Inc. ENDNOTES 17 a. Represents Distributable Earnings per share. See Appendix for definition and reconciliation to GAAP net income. b. Based on Net Loan Exposure. See Appendix for definition. c. GAAP interest income includes amortization of fees, primarily origination and extension fees that are received in advanced and amortized over the applicable loan term. d. Dividend yield based on share price of $18.12 as of February 13, 2024. e. Reflects weighted-average loan-to-value (“LTV”) as of the date investments were originated or acquired by BXMT. f. Strike price weighted by BXMT’s gross loan exposure to each loan with an underlying rate cap. g. Represents debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) total equity. h. Reflects $2.4B of gross unfunded loan commitments, net of $1.3B of committed or identified financing for those commitments. i. Economic return is the change in stockholders’ equity, which is also referred to as Book Value, plus the aggregate dividends declared for the applicable period. Stockholders’ equity was $4.5B as of December 31, 2022, aggregate dividends declared during the year ended December 31, 2023 were $428M, and stockholders’ equity was $4.4B as of December 31, 2023. j. Total as of December 31, 2023 also includes $1M of unrealized foreign currency gains during the period. k. Represents book value per share of $25.16 as of December 31, 2023, and 2023 dividends per share of $2.48. l. States and countries comprising less than 1% of total loan portfolio are excluded. m. Assets with multiple components are proportioned into relevant collateral types based on allocated value of each collateral type. n. Excludes fundings of new loan originations of $1.0B, $11.6B, and $5.1B, for the years ended December 31, 2020, December 31, 2021, December 31, 2022, respectively. No fundings of new loan originations for the year ended December 31, 2023. o. Reflects the amount of loans repaid, upgraded, or downgraded during the year ended December 31, 2023, in each case relative to the sum of (i) loans outstanding as of December 31, 2023 and (ii) loans repaid during the year ended December 31, 2023. p. Liquidity as of December 31, 2022, net of $220M for convertible notes that matured in March 2023. q. Represents adjusted debt-to-equity ratio, which is the ratio of (i) total outstanding secured debt, asset-specific debt, term loans, senior secured notes, and convertible notes, in each case excluding unamortized deferred financing costs and discounts, less cash, to (ii) Adjusted Equity. See Appendix for definition of Adjusted Equity and reconciliation to GAAP total equity. r. Excludes 1.0% per annum of scheduled amortization payments under the Term Loan B. s. Date loan was originated or acquired by us, and the LTV as of such date, excluding any junior participations sold. Origination dates are subsequently updated to reflect material loan modifications. t. Certain loans include an aggregate $1.1B of Non-Consolidated Senior Interests which are not included in BXMT’s consolidated financial statements and exclude $100.9M of junior loan interests that BXMT has sold, but that remain included in BXMT’s consolidated financial statements as of December 31, 2023. Total loan includes unfunded commitments. u. The weighted-average cash coupon and all-in yield are expressed as a spread over the relevant floating benchmark rates. Excludes loans accounted for under the cost-recovery method. v. Maximum maturity assumes all extension options are exercised; however, floating rate loans generally may be repaid prior to their final maturity without penalty. w. Represents net income attributable to Blackstone Mortgage Trust, Inc. x. Represents realized gains and losses on the repatriation of unhedged foreign currency. The difference between the value of such foreign currency on the date of conversion to USD and BXMT’s cumulative basis in such foreign currency is not included in GAAP net income, but rather as a component of other comprehensive income on BXMT’s consolidated financial statements. y. The weighted-average shares outstanding, basic, exclude shares issuable from a potential conversion of its convertible notes. Consistent with the treatment of other unrealized adjustments to Distributable Earnings, these potentially issuable shares are excluded until a conversion occurs. z. Represents a realized loss related to loan principal amounts deemed nonrecoverable following a realization event during the three months ended December 31, 2021. This amount was previously recognized as a component of GAAP net income as an increase in BXMT’s current expected credit loss reserve.

Blackstone |Blackstone Mortgage Trust, Inc. FORWARD-LOOKING STATEMENTS & IMPORTANT DISCLOSURE INFORMATION 18 References herein to “Blackstone Mortgage Trust,” “Company,” “we,” “us,” or “our” refer to Blackstone Mortgage Trust, Inc. and its subsidiaries unless the context specifically requires otherwise. Opinions expressed reflect the current opinions of BXMT as of the date appearing in this document only and are based on the BXMT's opinions of the current market environment, which is subject to change. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect BXMT’s current views with respect to, among other things, its operations and financial performance, its business plans and the impact of the current macroeconomic environment, including interest rate changes. You can identify these forward-looking statements by the use of words such as “outlook,” “objective,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. BXMT believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission (“SEC”) which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. BXMT assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances.